ZBB ENERGY CORPORATION
N93 W 14475 Whittaker Way
Menomonee Falls, Wisconsin 53051
August 7, 2007
Bushido Capital Master Fund L.P.
145 East 57th Street, 11th Floor
New York, NY 10022
Attention: Ronald S. Dagar, Director
Pierce Diversified Strategy Master Fund, LLC, Series BUS
145 East 57th Street, 11th Floor
New York, NY 10022
Attention: Ronald S. Dagar, Attorney-in-Fact
ABS SOS-Plus Partners, Ltd.
Trehl Plaza Suite 4
Nassau, Bahamas CB-11267
Attn: Patrina Khoo Farquharson
Re: ZBB Energy Corporation Payoff, Accord, Satisfaction and Full Release
Gentlemen:
     Reference is made to (a) the Note Purchase Agreement (the “Note Purchase Agreement”) among ABS SOS-Plus Partners, Ltd. (“ABS SOS”), Bushido Capital Master Fund L.P. (“Bushido”) and Pierce Diversified Strategy Master Fund, LLC, Series BUS (“Pierce” and together with ABS SOS and Bushido, the “Lenders”) and ZBB Energy Corporation (the “Company”) and its subsidiaries, (b) the related Notes aggregating $2,226,667 (the “Notes”) payable to the of the Lenders, (c) the security and pledge agreements of the Company and its subsidiaries, guaranty agreements of the Company, and related personal performance guaranty agreements of the Company’s officers (collectively the “Collateral Documents”),and (d) the registration rights agreement among the Company and the Lenders (the “Existing Registration Rights Agreement”), all dated as of June 14, 2006 (collectively, the “Documents”).
     Unless otherwise defined herein, all capitalized terms, when used in this letter agreement (“Agreement”) shall have the same meaning as is defined in the Note Purchase Agreement. As used in this Agreement, the term “Business Day(s)” shall mean any day, other than Saturday or Sunday or any other day on which Citibank NA, New York, New York shall be closed for business. The Company, ABS SOS, Bushido and Pierce are hereinafter sometimes collectively referred to as the “Parties.”
     This Agreement shall set forth the terms and conditions of our mutual agreement and understanding with respect to (i) the payment in full by the Company of the Notes and all other obligations to the Lenders under the Note Purchase Agreement, (ii) the release by the Lenders of all liens and security interests granted under the Collateral Documents, and (iii) the termination of the Existing Registration Rights agreement and the execution of a new registration rights agreement between the Company and ABS SOS (the “New Registration Rights Agreement”).
     1. Full Settlement Amount. Not later than the Business Day immediately following the date on which this Agreement shall have been executed by each of the Parties, the Company shall deliver to the Lenders, by wire transfer of federal funds to the attorneys’ trust account of Crowell & Moring LLP, counsel to the Lenders, in accordance with the wire instructions set forth on Exhibit A annexed hereto (the “Wire Instructions”), the aggregate amount of $2,246,667 (the “Full Settlement Amount”), to be allocated among the Lenders and others, as follows:

ABS SOS-Plus Partners, Ltd.	$1,113,334
Bushido Capital Master Fund L.P.	$556,667
Pierce Diversified Strategy Master Fund	$556,666
Counsel fees	$20,000
     An aggregate of $2,226,667 of the Full Settlement Amount shall represent payment in full of the Notes and all other obligations of the Company under the Note Purchase Agreement and the Collateral Documents, and the balance of $20,000 shall represent payment of legal fees of the Lenders’ counsel.
     2. Payment and Discharge of Obligations; Releases.
          (a) Upon receipt of the Full Settlement Amount, as set forth in Section 1 above (i) the Notes shall be deemed to be paid in full, (ii) all prior default notices and demands shall be deemed to be withdrawn by the Lenders, (iii) all obligations of the Company under the Note Purchase Agreement and the Collateral Documents shall be deemed to be fully discharged, satisfied and terminated, and, (iv) the Lenders shall each jointly and severally discharge the Company and each of its subsidiaries and affiliates from all liabilities and obligations under the Notes, the Note Purchase Agreement and the Collateral Documents, including, without limitation, any and all claims, losses, potential losses or costs relating thereto.
          (b) Upon (i) receipt of the Full Settlement Amount, as set forth in Section 1 above, and (ii) the execution and delivery by the Company and ABS SOS of the registration rights agreement in the form of Exhibit B annexed hereto (the “New Registration Rights Agreement”), the Existing Registration Rights Agreement shall be deemed for all purposes to be terminated and without any further force or effect, all obligations and liabilities of the Company and any of its subsidiaries or affiliates under the Existing Registration Rights Agreement shall, for all purposes, be deemed to be terminated, and each of the Lenders hereby each jointly and severally discharge the Company and each of its subsidiaries and affiliates from all liabilities and obligations under the Existing Registration Rights Agreement, including, without limitation, any and all claims, losses, potential losses or costs relating thereto.
          (c) Upon (i) receipt of the Full Settlement Amount and (ii) the execution and delivery of the New Registration Rights Agreement, (A) each of the Lenders do hereby jointly and severally release and discharge the Company and each of its subsidiaries, officers, directors, employees, representatives and affiliates (collectively, the “Company Released Parties”) from and against any and all liabilities and obligations of every kind and description that the Company Released Parties may owe to the Lenders or any of them, save and except for the liabilities and obligations of the Company that are set forth in this Agreement and in the New Registration Rights Agreement; and (B) the Company, on behalf of itself and its subsidiaries, does hereby jointly and severally release and discharge the Lenders and each of their respective subsidiaries, officers, directors, employees, representatives and affiliates (collectively, the “Lender Released Parties”) from and against any and all liabilities and obligations of every kind and description that the Lender Released Parties may owe to the Company or any of its subsidiaries, save and except for the liabilities and obligations of the Lenders that are set forth in this Agreement and in the New Registration Rights Agreement.
     3. Authorization to Terminate Liens and Security Interests. Upon receipt by the Lenders of the Full Settlement Amount, as set forth in Section 1, all of the Collateral Documents shall be deemed to be terminated, and in connection therewith:
          (a) the Company and its subsidiaries are authorized to prepare and file all UCC-3 and related termination statements releasing any and all financing statements and other liens filed by or on behalf of the Lenders against the assets and properties of the Company and its subsidiaries securing the obligations under the Notes,
          (b) all liens on any securities of the subsidiaries of the Company that have been pledged to the Lenders under the Note Purchase Agreement shall be released and terminated and such securities shall be returned by the Lenders to the Company’s counsel within forty-eight (48) hours of payment of the Full Settlement Amount,
          (c) the Company and its subsidiaries are authorized to prepare and file any termination of mortgage or any other similar liens or fixture filings and the Lenders will execute any such reasonable instrument to effect such termination,
          (d) the Company and its subsidiaries are authorized to prepare and file any termination of any and all liens on trademarks, patents, trade secrets or other intellectual property of the Company or its subsidiaries and the Lenders will execute any such reasonable instrument to effect such termination, and
          (e) any personal or performance guarantees or any other documents or instruments delivered by any of the executive officers or directors of the Company shall be deemed terminated, null and void.
     4. Warrant Exercise.
          (a) On June 15, 2007, ABS SOS purchased for $1,113,330, or $2.55 per share (the “Cash Exercise Price”), an aggregate of 436,600 shares (the “ABS SOS Warrant Shares”) of Company Common Stock underlying warrants issued on June 14, 2006 (the “ABS SOS Warrants”) entitling ABS SOS to purchase up to 436,600 shares of Company Common Stock.

          (b) On or about June 15, 2007, Bushido purchased in a cashless exercise an aggregate of 110,628 shares (the “Bushido Warrant Shares”).of Company Common Stock underlying warrants issued on June 14, 2006 (the “Bushido Warrants”) entitling Bushido to purchase up to 218,300 shares of Company Common Stock.
          (c) On or about June 15, 2007, Pierce purchased in a cashless exercise an aggregate of 110,628 shares (the “Pierce Warrant Shares”).of Company Common Stock underlying warrants issued on June 14, 2006 (the “Pierce Warrants”) entitling Pierce to purchase up to 218,300 shares of Company Common Stock.
     5. ABS SOS Warrant Shares. Simultaneous with the execution and delivery of this Agreement by the Parties, the Company and ABS SOS shall enter into the New Registration Rights Agreement in the form of Exhibit B annexed hereto and made a part hereof. In connection with such New Registration Rights Agreement, each of the Company and ABS SOS do hereby agree as follows:
          (a) By not later than 5:30 P.M. (EDT) on August 15, 2007, the Company shall cause to be filed with the Securities and Exchange Commission (the “SEC”) a Form SB-2 resale registration statement (the “Registration Statement”) to register the ABS SOS Warrant Shares for resale under the Securities Act of 1933, as amended (the “Act”).
          (b) In the event that, for any reason (other than the failure or refusal of ABS SOS to confirm the accuracy of disclosure information concerning its beneficial ownership and affiliations, as required by the SEC under the rules and regulations promulgated under the Act), the Company shall fail or refuse to file the Registration Statement, by 5:30 P.M. (EDT) on August 15, 2007, then and in such event the Company shall be liable to pay to ABS SOS, as liquidated damages, $1,500.00 for each calendar day following August 15, 2007, until the earliest to occur of (i) the time that such Registration Statement is filed with the SEC, (ii) the last date on which ABS SOS sells all of such 436,600 ABS SOS Warrant Shares, or (iii) ABS SOS is able to publicly sell all of ABS SOS’ Warrant Shares (A) in one three-month period pursuant to the provisions of Rule 144, or (B) pursuant to the provisions of Rule 144(k).
          (c) In the event that the Registration Statement shall be declared effective by the SEC by not later than 5:30 P.M. (EST) on October 31, 2007, then and in such event, subject only to its ongoing covenants under the New Registration Rights Agreement (including its obligation to keep such Registration Statement current), the Company shall be deemed to have discharged all of its obligations to ABS SOS under the New Registration Rights Agreement, and the Put (as defined below) shall not be exercisable.
          (d) If, for any reason (other than the failure or refusal of ABS SOS to confirm the accuracy of disclosure information concerning its beneficial ownership and affiliations, as required by the SEC under the rules and regulations promulgated under the Act), the Registration Statement is not declared effective by the SEC by 5:30 P.M. (EST) on October 31, 2007, then and in such event, ABS SOS shall have the right (the “Put”), exercisable by written notice from ABS SOS to the Company given at any time from and after 5:30 P.M. (EST) on October 31, 2007 through and including 5:30 P.M. (EST) on November 15, 2007 (the “Put Expiration Date”), to require the Company to purchase from ABS SOS 185,555 ABS SOS Warrant Shares for $1,113,300. Upon delivery of the foregoing notice, (i) ABS SOS shall deliver, within three

Business Days of such notice, to the Company’s transfer agent certificate(s) evidencing 185,555 shares of the Company’s Common Stock, together with a blank stock power duly endorsed by ABS SOS, for cancellation upon receipt of $1,113,300, and (ii) within three Business Days after delivery of such certificate(s) to the transfer agent, the Company shall deliver by wire transfer to the attorneys’ escrow account of counsel to ABS SOS the sum of $1,113,300. If the certificate(s) so delivered evidence more than 185,555 shares of Common Stock, the transfer agent shall, and the Company shall cause the transfer agent to, promptly return to ABS SOS certificates evidencing such excess number of shares of Common Stock.
          (e) If ABS SOS does not timely exercise the Put under Section 5(d) above, then the Company shall pay to ABS SOS, as liquidated damages, the sum of $1,500 for each calendar day from and after November 1, 2007 that the Registration Statement is not declared effective by the SEC; provided, however, that the aggregate amount of such per diem liquidated damages amount set forth in this Section 5(e) shall not exceed the sum of $50,000.
          (f) Whether or not the Put is exercised:
                         (i) With a view to making available to ABS SOS the benefits of certain rules and regulations of the SEC which may permit the sale of the ABS SOS Warrant Shares to the public without registration, the Company agrees at all times to file with the SEC all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended, (the “Exchange Act”);
                         (ii) the Company will cooperate in all reasonable respects with ABS SOS in securing any and all legal opinions from one or more legal counsel selected by ABS SOS to permit ABS SOS to effect sales of all or any portion of the Warrant Shares under the applicable provisions of Rule 144 or any other appropriate and applicable re-sale exemptions from the registration requirements of the Act; and
                         (iii) the Company shall authorize its transfer agent to accept one or more opinions of legal counsel selected by ABS SOS; provided, that, (A) such attorneys’ opinion letter(s) are drafted by one or more reputable securities law firm, (B) such counsel opines without qualification (other than normal qualifications given with respect to such opinions), and (C) the Company’s current securities counsel, Hodgson Russ LLP shall not be required to provide any such legal opinion(s). The Company acknowledges that Crowell & Moring LLP and Tarter Krinsky & Drogin LLP are each reputable securities law firms.
     6. Bushido Warrant Shares and Pierce Warrant Shares.
          (a) With a view to making available to Bushido and Pierce the benefits of certain rules and regulations of the SEC which may permit the sale of the Bushido Warrant Shares and the Pierce Warrant Shares to the public without registration, the Company agrees at all times to file with the SEC all reports and other documents required of the Company under the Act and the Exchange Act;
          (b) The Company will cooperate in all reasonable respects with Bushido and Pierce in securing any and all legal opinions from one or more legal counsel selected by Bushido and Pierce to permit Bushido and Pierce to effect sales of all or any portion of the Bushido

Warrant Shares and Pierce Warrant Shares, respectively, under the applicable provisions of Rule 144 or any other appropriate and applicable re-sale exemptions from the registration requirements of the Act; and
          (c) The Company shall instruct, and hereby authorizes, its transfer agent to accept one or more opinions of legal counsel selected by Bushido and Pierce, provided, that, (A) such attorneys’ opinion letter(s) are drafted by one or more reputable securities law firm, (B) such counsel opines without qualification (other than normal qualifications given with respect to such opinions), and (C) the Company’s current securities counsel, Hodgson Russ LLP shall not be required to provide any such legal opinion(s). The Company acknowledges that Crowell & Moring LLP and Tarter Krinsky & Drogin LLP are each reputable securities law firms.
     7. Separate Agreements. The provisions of Section 5 of this Agreement and of the New Registration Rights Agreement shall only apply to, and be deemed to be agreements among, the Company and ABS SOS. None of the other Parties to this Agreement are parties to or direct or indirect beneficiaries of the provisions of such Section 5 or the New Registration Rights Agreement. The provisions of Section 5 of this Agreement and the New Registration Rights Agreement are not intended to be relied upon or viewed by any of the Lenders, including ABS SOS, as part of the consideration for the releases and other benefits granted pursuant to Sections 1 through 3 of this Agreement, and none of the Lenders, other than ABS SOS, may assert or allege that any actual or alleged breach or violation by the Company of any of the provisions of Section 5 of this Agreement or the New Registration Rights Agreement is causing or has caused, directly or indirectly, any form of damage, loss, claim, liability or default herein or otherwise to either Bushido, Pierce or any of their respective affiliates.
     8. Miscellaneous.
          (a) This Agreement and the transactions contemplated hereby have been duly authorized by the board of directors or general partner of each of the Parties hereto and constitutes a legal and binding agreement upon the respective Parties hereto.
          (b) This Agreement has been entered into and shall be governed and construed in accordance with the laws of the State of New York.
          (c) In the event that any dispute shall arise under this Agreement or the New Registration Rights Agreement, each of the Parties hereto does hereby consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the States of New York. Each of the Parties hereto consents to service of process by any means authorized by the applicable law of the forum in any action brought under or arising out of this Agreement or the New Registration Rights Agreement, and each Party irrevocably waives, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.
          (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed and original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties. This Agreement, once executed by a Party, may be delivered to the other Parties hereto by facsimile transmission, pdf file electronic mail of a copy of this Agreement bearing the signature of the Party so delivering this Agreement.
          (f) The provisions of this Agreement and the New Registration Rights Agreement shall be construed according to their fair meaning and neither for nor against any Party hereto irrespective of which Party caused such provisions to be drafted. Each of the Parties hereto acknowledge that it has been represented by an attorney in connection with the preparation and execution of this Agreement and the New Registration Rights Agreement.
          (g) In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the Parties hereto agree that the prevailing Party or Parties shall be entitled to recover from the other Party or Parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal, and costs incurred in bringing such suit or proceeding.
          (h) The Company shall furnish to the Lenders or its counsel for their review a draft of any press release or Form 8-K Interim Report that the Company plans to file with the SEC with respect to disclosing this Agreement and the New Registration Rights Agreement.
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     If the foregoing accurately reflects the mutual agreement and understanding of the Parties hereto with respect to the subject matter hereof, please so indicate by executing and returning a copy of this Agreement in the space provided below and completing Exhibit A.

Very truly yours, ZBB ENERGY CORPORATION
By:
	Name:	Robert Parry
	Title:	Chief Executive Officer

ABS SOS-PLUS PARTNERS, LTD.
By:
Name:
Title:

BUSHIDO CAPITAL MASTER FUND L.P.
By:
Name:
Title:

PIERCE DIVERSIFIED STRATEGY MASTER FUND, LLC, SERIES BUS
By:
Name:
Title: